Exhibit (8)(g)(2): Amended Schedule A effective September 28, 2000 to the
                   Participation Agreement by and among Companion Life Insurance Company, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc. T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Investment Services, Inc.

                                   SCHEDULE A
                                   ----------

Effective as of September 28, 2000 this Schedule A is hereby amended as follows:

----------------------------------------------------------------------------------------------------
Name of Separate Account and     Contracts
Date Established by Board of     Funded by                  Designated Portfolios
        Directors                 Separate
                                  Account
----------------------------------------------------------------------------------------------------
Companion Life Insurance        715Y - 0195   T. Rowe Price Equity Series, Inc.
Company                         729Y - 1/96   ---------------------------------
                                              .   T. Rowe Price New America Growth Portfolio
Separate Account C                            .   T. Rowe Price Personal Strategy Balanced Portfolio
Established February 18, 1994                 .   T. Rowe Price Equity Income Portfolio
(Variable Annuities)

                                              T. Rowe Price Fixed Income Series, Inc,
                                              ---------------------------------------
                                              .   T. Rowe Price Limited Term-Bond Portfolio

                                              T. Rowe Price International Series. Inc.
                                              ----------------------------------------
                                              .   T. Rowe Price International Stock Portfolio
----------------------------------------------------------------------------------------------------
Companion Life Insurance        760Y - 0600   T. Rowe Price Equity Series, Inc,
Company                                       ---------------------------------
                                              .   T. Rowe Price New America Growth Portfolio
Separate Account B                            .   T. Rowe Price Personal Strategy Balanced Portfolio
Established August 27, 1994                   .   T. Rowe Price Equity Income Portfolio
(Variable Life)

                                              T. Rowe Price Fixed Income Series, Inc.
                                              ---------------------------------------
                                              .   T. Rowe Price Limited Term-Bond Portfolio

                                              T. Rowe Price International Series. Inc.
                                              ----------------------------------------
                                              .   T. Rowe Price International Stock Portfolio
----------------------------------------------------------------------------------------------------

     IN WITNESS WHEREOF, Companion Life Insurance Company, T. Rowe Price Investment Services, Inc. and the undersigned Funds hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 22/nd/ day of February, 1995.

COMPANY:
--------

COMPANION LIFE INSURANCE COMPANY
By its authorized officer


By:    /s/ Richard A. Witt
   -------------------------------------
Title: Assistant Treasurer
Date:  June 23, 2003

UNDERWRITER:
------------

T. ROWE PRICE INVESTMENT SERVICES, INC.
By its authorized officer


By:    /s/ Darrell N. Braman
   -------------------------------------
Title: Vice President
Date:  April 17, 2003

FUNDS:
------

T. ROWE PRICE EQUITY SERIES, INC.
By its authorized officer


By:    /s/ Henry H. Hopkins
   -------------------------------------
Title: Vice President
Date:  April 17, 2003

T. ROWE PRICE FIXED INCOME SERIES, INC.
By its authorized officer


By:    /s/ Henry H. Hopkins
   -------------------------------------
Title: Vice President
Date:  April 17, 2003

T. ROWE PRICE INTERNATIONAL SERIES, INC.
By its authorized officer


By:    /s/ Henry H. Hopkins
   -------------------------------------
Title: Vice President
Date:  April 17, 2003